UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2021 (October 25, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	42-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)
(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2021, iSun, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”), to that certain Sales Agreement, by and between the Company and B. Riley Securities, Inc. (“B. Riley”) dated June 21, 2021 (together with the Amendment, the “Sales Agreement”) pursuant to which  the Company may offer and sell, from time to time, shares of the Company’s Common Stock, par value $0.0001 per share, through B. Riley, as sales agent (the “Sales Agent”) in an “at the market” offering (the “ATM Offering”).

The Amendment provides for the joinder of EF Hutton, a division of Benchmark Investments, LLC (the “QIU”) to render services as a “qualified investment underwriter” within the meaning of Section (f)(12) of Rule 5121 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the offering and sale of shares under the Sales Agreement. The Amendment further provides that the Company will indemnify B. Riley for the QIU’s acting as a “qualified independent underwriter” (within the meaning of Rule 5121 of the FINRA’s Securities Offering and Trading Standards and Practices Rules) in connection with the ATM Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The description of the Sales Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement and the Amendment, copies of which are filed herewith as Exhibits 1.1. and 1.2, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

1.1	Sales Agreement, dated June 21, 2021, between iSun, Inc. and B. Riley Securities, Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on June 22, 2021)

1.2	Amendment Number 1, dated October 25, 2021, to Sales Agreement, dated June 21, 2021, among iSun, Inc., B. Riley Securities, Inc., and EF Hutton, Division of Benchmark Investments, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer